UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

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                                FORM 8-K
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                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  May 6, 2015

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                             FRP HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)
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	   FLORIDA		0-17554		47-2449198
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	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction		File Number)	Identification No.)
	   of incorporation

200 W. Forsyth Street, 7th Floor, Jacksonville, FL
Jacksonville, Florida					        32202
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(Address of principal executive offices)		     (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733


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       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                         CURRENT REPORT ON FORM 8-K

                             FRP HOLDINGS, INC.

                                May 6, 2015


ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

	On May 6, 2015, FRP Holdings, Inc. (the "Company") issued a press release announcing its earnings for the second quarter ended March 31, 2015, following the completion of the spin-off of its transportation business on January 30, 2015. A copy of the press release is furnished as Exhibit 99.

	The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

	(c)	Exhibits.

	99	Press Release dated May 6, 2015.




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                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				FRP HOLDINGS, INC.


Date:  May 6, 2015         By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer



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                               EXHIBIT INDEX


Exhibit No.

99	Press Release dated May 6, 2015, issued by FRP Holdings, Inc.